UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

MOBILE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-40415	32-0777356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 834-5110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BEEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2025 (the “Closing Date”), Mobile Infrastructure Funding, LLC (the “Issuer”), an indirect subsidiary of Mobile Infrastructure Corporation (the “Company”) completed a $100,000,000 asset-backed securitization (the “Asset-Backed Securitization”).

On the Closing Date and in connection with the Asset-Backed Securitization, the Issuer entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Mobile Infra Operating Company, LLC (the “Operating Company”), a subsidiary of the Company, Mobile Infrastructure ABS Holdco, LLC (the “Guarantor”), a subsidiary of the Company, the Issuer, certain subsidiary property entities of the Issuer (the “Asset Entities”) party thereto and the initial purchasers (the “Initial Purchasers”) party thereto.

Series 2025-1 Class A-2 Notes

Pursuant to the Note Purchase Agreement, the Issuer agreed to sell and the Initial Purchasers agreed to purchase $100,000,000 aggregate principal amount of the Issuer’s 4.15% Series 2025-1 Class A-2 Notes (the “Notes”) at a purchase price of 88.30372% of the principal amount thereof. The Notes were issued pursuant to a base indenture, dated as of October 29, 2025 (the “Base Indenture”), as supplemented by the Series 2025-1 Indenture Supplement, dated as of October 29, 2025 (the “Series 2025-1 Indenture Supplement” and together with the Base Indenture, the “Indenture”), with U.S. Bank Trust Company, National Association (the “Trustee”), and the Asset Entities from time to time party thereto. The Notes have an anticipated repayment date in October 2030 and a final maturity date in October 2055. The Notes may be redeemed at any time prior to their anticipated repayment date subject to payment of a make-whole premium. If the Notes are not paid in full at their anticipated repayment date, additional interest will begin to accrue on the Notes. The Indenture governing the Notes includes customary covenants and events of default.

The Notes are secured primarily by mortgages and deeds of trust on the Asset Entities’ real property interests in certain designated parking facilities (the “Collateral”). The Issuer’s obligations under the Indenture and the Notes are guaranteed by the Guarantor and each Asset Entity granting Collateral from time to time.

The Notes were issued in a private placement to the Initial Purchasers. The Notes have not been and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state “blue sky” laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption therefrom.

The foregoing description of the Base Indenture and the Series 2025-1 Indenture Supplement is a summary only and does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Series 2025-1 Indenture Supplement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Management Agreement

On the Closing Date, the Issuer entered into a Management Agreement (the “Management Agreement”) with the Asset Entities party thereto and the Operating Company. Under the terms of the Management Agreement, the Operating Company will act as manager and perform those functions reasonably necessary to maintain, manage and administer the parking facilities, customer contracts, parking operating agreements and any real property interests underlying parking facilities owned or acquired by the Asset Entities from time to time and certain administrative services related thereto. In consideration for the Operating Company’s services under the Management Agreement, the Asset Entities will pay to the Operating Company a monthly fee equal to 1.0% of the TTM Adjusted Net Operating Income (as defined in the Base Indenture) of the Asset Entities, subject to a cap of $41,667.

The foregoing description of the Management Agreement is a summary only and does not purport to be complete and is qualified in its entirety by reference to the full text of the Management Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Use of Proceeds

The Company used the net proceeds from the issuance of the Notes to, among other things, repay existing indebtedness, including the repayment (the “Repayment”) in full of the outstanding balance of all indebtedness, liabilities and other obligations, including all unpaid principal, accrued and unpaid interest, fees, costs and expenses (collectively, the “Obligations”) under its existing Loan Agreement, dated as of January 10, 2017, as amended, by and between MVP Detroit Center Garage, LLC and Bank of America, N.A. (the “Loan Agreement”).

In connection with the Repayment, (i) all Obligations were deemed paid, satisfied in full and irrevocably terminated, discharged and released, (ii) the Loan Agreement and all related loan documents were irrevocably terminated, (iii) all liens, security interests, pledges, assignments, guarantees and other encumbrances granted by the Company or any other obligor pursuant to the Loan Agreement were irrevocably and unconditionally terminated and released and (iv) all items of possessory collateral held in connection with the Loan Agreement and all related loan documents were delivered to the Company or its designee.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K appearing under the heading “Use of Proceeds” is incorporated by reference into this Item 1.02.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On October 30, 2025, the Company issued a press release announcing the closing of the Asset-Backed Securitization and the issuance of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Base Indenture, dated October 29, 2025, by and among Mobile Infrastructure Funding, LLC, each Asset Entity party thereto and U.S. Bank Trust Company, National Association.
10.2	Series 2025-1 Indenture Supplement, dated October 29, 2025, by and among Mobile Infrastructure Funding, LLC, each Asset Entity party thereto and U.S. Bank Trust Company, National Association.
10.3*	Management Agreement, dated October 29, 2025, by and among Mobile Infrastructure Funding, LLC, each Asset Entity party thereto and Mobile Infra Operating Company, LLC.
99.1	Press Release, dated October 30, 2025.
104	Cover Page Interactive Data file (embedded within the Inline XBRL document).
*	Certain of the exhibits or schedules of this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: October 31, 2025	By:	/s/ Stephanie Hogue
	Name:	Stephanie Hogue
	Title:	President and Chief Executive Officer